UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 6, 2009

Furmanite Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-05083	74-1191271
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2435 N. Central Expressway, Richardson, Texas		75080
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-699-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 6, 2009, Furmanite Corporation announced that Miguel A. Desdin has joined the company as Senior Vice President of Finance as of April 6, 2009. Most recently, Mr. Desdin, 43, was Vice President and Controller of Celanese Corporation, a non-affiliated global integrated producer of chemicals and advanced materials, where he was responsible for all financial accounting and reporting functions. Previously, Mr. Desdin was Vice President and Treasurer of Great Lakes Chemical Corporation, a non-affiliated global producer of specialized chemicals.
Mr. Desdin will receive an annual salary of $300,000 and will receive a sign-on bonus of $50,000.
A copy of the press release announcing the appointment of Mr. Desdin is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Furmanite Corporation

April 9, 2009	By:	Howard C. Wadsworth

Name: Howard C. Wadsworth
Title: Senior Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Furmanite Corp. news release dated April 6, 2009